BayFirst Financial Corp. (NASDAQ:BAFN) 2025 – Fourth Quarter Results (Unaudited)

In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of health crises, global military hostilities, weather events, or climate change, including their effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with them; the ability of the Company to implement its strategy and expand its banking operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets and credit quality; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, changes in tax laws, regulations and guidance; enforcement actions initiated by our regulators and their impact on our operations; and other risks detailed from time to time in filings made by the Company with the SEC, including, but not limited to those “Risk Factors” described in our most recent Form 10-K and Form 10-Q. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking statements. Cautionary Statement Concerning Forward-Looking Information Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

3 ABOUT BAYFIRST FINANCIAL CORP. TAMPA BAY’S PREMIER COMMUNITY BANKING FRANCHISE IN THE TAMPA BAY- SARASOTA REGION(1) HOW WE RANK 3 ASSET SIZE BILLION TOTAL ASSETS (2)$1.30 ASSET GROWTH ASSET GROWTH SINCE DEC 31, 2020(2)42% (1) Deposit ranking of banks with assets less than $10B headquartered in the Tampa Bay-Sarasota region as of September 30, 2025 from Uniform Bank Performance Reports (2) Financial data as of December 31, 2025 NET INTEREST MARGIN STABLE NET INTEREST MARGIN FOR THE QUARTER DEPOSITS $40.7 MILLION IN TOTAL DEPOSIT GROWTH OVER THE PAST YEAR(2) COMMUNITY BANKING Expanded treasury management services through new platform and additional treasury management associates

4 ABOUT BAYFIRST FINANCIAL CORP. CURRENT BANKING CENTER LOCATION CONVENIENT AND ATTRACTIVE BANKING CENTER FRANCHISE IN TAMPA BAY-SARASOTA REGION

5 ATTRACTIVE LOAN COMPOSITION Composition of Loans Held for Investment as of December 31, 2025 24.4% 18.3% 20.0% 13.5% 9.3% 4.9% 0.7% 8.9% C&I Residential HELOC Owner-occupied nonfarm/nonresidential Other nonfarm/nonresidential C&D Multifamily residential and farmland Consumer & Other Loan Highlights • Loan portfolio is well-diversified across major loan types with a low concentration of non owner-occupied commercial real estate loans • Total loan production of $26 million during the quarter • Total loans decreased $103 million over the last twelve months primarily due to the exit of the SBA 7(a) lending business and the sale of $97 million of loan balances

6 SOLID DEPOSIT COMPOSITION Deposit Portfolio Balance Composition as of December 31, 2025 • Total Deposits increased $12 million for the quarter and $41 million over the last twelve months • Approximately 85% of deposits were insured as of December 31, 2025 • Short-term brokered deposits were $196 million as of December 31, 2025 • Grew number of checking accounts by 6% YTD Noninterest Bearing Transaction, 8.1% Interest Bearing Transaction, 19.5% Savings & Money Market, 38.4% Time Deposits, 34.0% Deposit Highlights

7 INVESTMENT SECURITIES AFS Investment Securities Portfolio as of December 31, 2025 (fair market value, in thousands) Investment Securities Portfolio Details • Minimal exposure to market value losses due to modest investment securities portfolio (2% of total assets) • Other Comprehensive Loss of $2.0 million reduced Tangible Book Value by $0.48 as of December 31, 2025 ◦ We intend and have the ability to hold the available for sale investment securities to maturity; no plan to sell ◦ No impact to regulatory capital ratios • $2.5 million of HTM investment securities, net of ACL of $7 thousand Asset-backed securities, $2,822 MBS: U.S. Government- sponsored enterprises, $4,899 CMO: U.S. Government- sponsored enterprises, $17,768 Corporate bonds, $3,874

8 QUARTERLY EARNINGS For the Three Months Ended ($000s) 12/31/2025 9/30/2025 Increase/ (Decrease) 12/31/2024 Increase/ (Decrease) Interest income $ 20,950 $ 21,654 $ (704) $ 21,754 $ (804) Interest expense 9,792 10,374 (582) 11,101 (1,309) Net interest income 11,158 11,280 (122) 10,653 505 Provision for credit losses 2,007 10,915 (8,908) 4,546 (2,539) Noninterest income (104) (1,046) 942 22,276 (22,380) Noninterest expense 11,869 25,215 (13,346) 15,335 (3,466) Income tax expense (benefit) (359) (6,994) 6,635 3,272 (3,631) Net income (loss) (2,463) (18,902) 16,439 9,776 (12,239) Preferred dividends 385 385 — 385 — Net income available to (loss attributable to) common shareholders $ (2,848) $ (19,287) $ 16,439 $ 9,391 $ (12,239)

9 Year Ended December 31, ($000s) 2025 2024 Increase/ (Decrease) Interest income $ 85,794 $ 82,810 $ 2,984 Interest expense 40,009 44,784 (4,775) Net interest income 45,785 38,026 7,759 Provision for credit losses 24,586 14,726 9,860 Noninterest income 18,396 60,469 (42,073) Noninterest expense 70,425 66,782 3,643 Income tax expense (7,893) 4,315 (12,208) Net income (loss) from continuing operations (22,937) 12,672 (35,609) Net income (loss) from discontinued operations — (69) 69 Net income (loss) (22,937) 12,603 (35,540) Preferred dividends 1,541 1,541 — Net income available to (loss attributable to) common shareholders $ (24,478) $ 11,062 $ (35,540) YEAR TO DATE EARNINGS

10 KEY METRICS As of and For the Three Months Ended As of and For the Year Ended 12/31/2025 9/30/2025 12/31/2024 12/31/2025 12/31/2024 Return on average assets(1) (0.74) % (5.62) % 3.07% (1.73) % 1.05 % Return on average common equity(1) (15.51) % (83.19) % 42.71% (27.45) % 12.84 % Tangible book value per common share $ 17.22 $ 17.90 $ 22.95 $ 17.22 $ 22.95 Diluted earnings (loss) per common share $ (0.69) $ (4.66) $ 2.11 $ (5.93) $ 2.62 Total Capital (to risk-weighted assets)(2) 10.31% 9.71% 12.14% 10.31% 12.14 % Common Equity Tier 1 Capital (to risk- weighted assets)(2) 9.05% 8.44% 10.89% 9.05% 10.89 % Tier 1 Capital (to total assets)(2) 6.63% 6.64% 8.82% 6.63% 8.82 % Nonperforming loans (excl gov’t gtd balance)/total loans held for investment(3) 1.80% 1.69% 1.35% 1.80% 1.35 % ACL/Total loans held for investment at amortized cost 2.43% 2.61% 1.54% 2.43% 1.54% (1) Annualized (2) Capital Ratios are at the Bank (3) Excludes loans measured at fair value

11 QTD INTEREST MARGIN 3.60% 3.77% 4.06% 3.61% 3.58% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 0.0% 2.0% 4.0% 6.0% Net Interest Margin Loan Yield 7.64% 7.37% 7.67% 7.20% 7.24% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 0.0% 2.5% 5.0% 7.5% 10.0% Cost of Funds Net Interest Margin ($ in millions) 4.19% 3.76% 3.75% 3.71% 3.48% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 0.0% 2.0% 4.0% 6.0% $10.7 $11.0 $12.3 $11.3 $11.2 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $0.0 $5.0 $10.0 $15.0

12 $95 $94 $92 $74 $71 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $20 $40 $60 $80 $100 $120 STRATEGIC GROWTH Total Assets ($M) Total Loans HFI ($M) Total Deposits ($M) Tangible Common Equity ($M) $1,288 $1,292 $1,344 $1,346 $1,300 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,067 $1,085 $1,126 $999 $964 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $0 $200 $400 $600 $800 $1,000 $1,200 $1,143 $1,128 $1,164 $1,171 $1,184 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400

13 TANGIBLE BOOK VALUE PER COMMON SHARE $22.95 $22.77 $22.30 $17.90 $17.22 Tangible Book Value Per Common Share Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $10 $13 $15 $18 $20 $23 $25

14 COMMUNITY BANKING PERFORMANCE Q4 2025 Loan Production Summary: ▪ Loan production during the quarter was $7.7 million(1) ▪ Total Loans (held for sale and held for investment) decreased by a net $128.8 million QoQ due to the sale of $96.6 million of SBA 7(a) loan balances Q4 2025 Deposit Summary: ▪ Deposit balances increased $12.5 million QoQ ▪ Deposit portfolio increased by 5.8% in number of accounts (to 22,088 accounts totaling $1.18 billion) YTD Treasury Management: • Expanded treasury management services through new platform and additional treasury management associates Q4 2025 Highlights Banking Center & Deposits ($ in 000s) Total Deposits # Branch Year Opened 12/31/2025 12/31/2024 12/31/2023 1 St. Petersburg(2) 2017 $ 441,250 $ 323,294 $ 265,715 2 Seminole 1999 170,224 156,344 143,073 3 Pinellas Park 2005 102,021 101,563 96,019 4 Downtown Sarasota 2018 97,875 179,252 164,594 5 Countryside 2018 56,913 59,228 59,172 6 West Tampa 2020 100,324 108,912 102,958 7 Belleair Bluffs 2021 53,276 52,134 38,531 8 West Bradenton 2022 58,386 60,011 54,307 9 Carrollwood 2023 40,569 51,082 39,341 10 Bee Ridge 2023 32,819 30,325 21,426 11 North Sarasota 2023 2,876 1,305 2 12 South Tamiami Trail 2024 27,405 19,779 — Total Branches (12) $ 1,183,938 $ 1,143,229 $ 985,138 (1) Excludes government guaranteed loan production (2) St. Petersburg branch deposits include other deposits generated by Government Guaranteed Banking, Cash Management, Corporate Treasury, and Virtual

15 $26.8 $29.0 $36.2 $15.8 $1.2 $13.3 $15.5 $6.4 $1.4 $5.6$5.6 $0.5 $3.1 $8.2 $0.3 $5.3 $6.1 $5.0 $2.6 $0.7 Real estate - residential (1) Real estate - commercial Commercial and industrial Consumer and other Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $0 $5 $10 $15 $20 $25 $30 $35 $40 Community Banking New Loan Production Community Banking New Loan Production ($M) (1) Includes residential first mortgages, home equity lines of credit, and home equity closed loans

16 $645.3 $675.1 $698.0 $700.7 $678.5 $340.2 $355.9 $378.2 $380.9 $380.7 $189.0 $200.8 $202.9 $200.0 $182.6$30.7 $31.1 $28.5 $32.3 $32.4 $85.4 $87.2 $88.5 $87.4 $82.8 Real estate - residential (1) Real estate - commercial Commercial and industrial Consumer and other 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 $200 $300 $400 $500 $600 $700 Community Banking Loan Balances Community Banking Loan Balances ($M) (1) Includes residential first mortgages, home equity lines of credit, and home equity closed loans

17 $20 $44 $58 $98 2022 2023 2024 2025 $— $20 $40 $60 $80 $100 $120 • With our new treasury management platform operational, we are now servicing small and medium sized businesses as well as large businesses through our two online platforms • Lockbox services implementation finalized in February 2025, providing another service for our customers • The Bank expanded its treasury management staff to four with the addition of two new experienced associates • Created products and services specifically for Associations in February 2025 TREASURY MANAGEMENT SERVICES Treasury Management Services Treasury Management Fee Income ($000s)

18 ASSET QUALITY 1.34% 1.28% 2.60% 1.24% 1.95% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 0.0% 1.0% 2.0% 3.0% Net charge-offs/Total average loans HFI at amortized cost ACL/Total loans held for investment at amortized cost 1.54% 1.61% 1.65% 2.61% 2.43% 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 0.0% 1.0% 2.0% 3.0% ACL to nonperforming loans(1)(2) Past due and Nonaccrual loans to Total loans HFI at amortized cost(1)(2) 114.31% 109.52% 120.12% 154.75% 135.18% 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 0.0% 50.0% 100.0% 150.0% 200.0% 2.16% 2.51% 2.30% 3.07% 3.48% 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 0.0% 1.0% 2.0% 3.0% 4.0% (1) Excludes government guaranteed balances (2) Excludes loans measured at fair value

19 APPENDIX

20 OWNERSHIP OVERVIEW Total Common Stock Ownership Mix Note: Ownership information based on most recently disclosed common shares outstanding of 4,110,003 as of 1/26/26 Source: S&P Capital IQ Pro Vanguard Group Inc., 2.60% First Manhattan Co., 3.11% Banc Funds Company LLC, 4.13% All Other Institutions, 6.97% Mark S. Berset, 6.97% All Other Directors/ Executive Officers, 7.91% Public/Other, 68.31%

21 DEPOSITS IN TAMPA BAY-SARASOTA REGION Total Deposits (Total Assets <$10BN and HQ in Tampa Bay-Sarasota Region) Note: Deposit data as of September 30, 2025 Source: Uniform Bank Performance Reports Average Deposits Branches Deposits per Branch Rank Institution ($ millions) (No.) ($ millions) 1 Bank of Tampa $2,767 13 $213 2 Climate First 1,198 3 399 3 BayFirst National Bank 1,171 12 98 4 Flagship Bank 600 6 100 5 Waterfall Bank 316 1 316 6 Central Bank 296 4 74 7 Gulfside Bank 294 2 147 8 TCM Bank NA 286 1 286 9 Century Bank of Florida 83 1 83

22 LIQUIDITY SOURCES • Available Liquidity ◦ $207 million in cash and due from other banks ◦ $29 million in AFS investment securities • Off Balance Sheet Sources of Liquidity ◦ $187 million of unused, available borrowing capacity at the FHLB based on pledged loans ◦ $32 million available at the Federal Reserve Bank based on pledged loans • Contingent Sources ◦ Up to $64 million in brokered deposits (1) ◦ Up to $390 million in listing service deposits (1) (1) Based on Bank’s policy limits Data as of December 31, 2025

23 EXPERIENCED LEADERSHIP TEAM • Joined BayFirst as CFO in Q2 2018; Prior to joining BayFirst, Controller of Central Bank & Trust Co., a $2.5 billion privately held financial institution in Lexington, Kentucky, from May 2014 to June 2018 • Approximately 16 years with Crowe LLP as an auditor in the financial institution practice; served over 80 financial institution clients with assets ranging from $50 million to $4.5 billion throughout career, including several SEC registrants and FDICIA reporting institutions • B.S. in Accounting from the University of Kentucky • Joined BayFirst in Q1 2016 • Previous experience includes Florida Market President of Stearns Bank, SBA Product Manager of HomeBanc, and Community Bank President and SBA President of Republic Bank (MI) • B.A. in Business Administration from University of Notre Dame Robin Oliver Thomas G. Zernick Chief Executive Officer & Director of BayFirst and the Bank President, Chief Operating Officer & Director of BayFirst and the Bank Scott J. McKim EVP, Chief Financial Officer of BayFirst and the Bank • Joined BayFirst in July 2023 • Previous experience includes Chief Strategy Officer of 121 Financial Credit Union, Chief Financial Officer and Chief Lending Officer of Publix Employees Federal Credit Union, and Director of Corporate Finance and Divisional CFO for Huntington Bancshares • B.S. in Accounting from Bowling Green State University and a M.B.A from Max M. Fisher College of Business, The Ohio State University

24 EXPERIENCED LEADERSHIP TEAM • Joined BayFirst in Q4 2017; Prior to joining BayFirst, over fifteen years of Mortgage Banking administration experience as well as Human Resources experience supporting mid-size financial institutions • B.B.S from The University of Florida and M.B.A from The University of Tampa Brandi Jaber Susan Khayat EVP, Chief Administrative Officer EVP, Chief Credit Officer Nick Smith EVP, Chief Human Resources Officer • Prior to joining the BayFirst HR team in January 2021, Nick served in leadership roles in the finance, aerospace, and pulp and paper industries. • BA from Murray State University and his MBA from University of Southern Indiana • Prior to joining BayFirst in 2025, Ms. Khayat served as Chief Credit Officer at Fieldpoint Private Bank and assisted Price Waterhouse Coopers with compliance risk reviews while contracted with MBO Partners in Atlanta and has served as Chief Risk Officer and Chief Credit Officer at other community banks and worked many years as a bank regulator with the US Department of the Treasury • Ms. Khayat received her BBA in Finance from Mercer University • Prior to joining BayFirst in 2022, Mr. Curtis served as EVP, Chief Lending Officer at Freedom Bank. He has also held senior leadership positions with Seacoast Bank • Mr. Curtis received his degree from Florida State University and completed executive banking programs at the LSU Graduate School of Banking and University of Florida’s Florida School of Banking Adam Curtis EVP, Chief Lending Officer